[logo]                                                        Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                  December 31, 1996

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

[graphic omitted]

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 1400
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
John W. Ballen*
Brian E. Stack*                                     For additional information,
                                                    call toll-free: 1-800-637-2262
TREASURER
W. Thomas London*                                   CUSTODIAN
                                                    State Street Bank and Trust Company
ASSISTANT TREASURER
James O. Yost*                                      WORLD WIDE WEB
                                                    www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the six months ended December 31, 1996, the Fund posted a total return of 2.75% (including the reinvestment of distributions), compared to a 5.56% gain for the Russell 2000 Total Return Index (an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ). The Standard & Poor's 500 Composite Index (the S&P 500), a popular unmanaged index of common stock performance, posted a 11.68% return over the same period. A discussion of these results may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price increases in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

Stock Market
We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

Portfolio Performance and Strategy
The six month period ended December 31, 1996 was one of pronounced relative weakness for small capitalization growth stocks. While the overall Russell 2000 posted a 5.56% return for the period, the Russell 2000 Growth Stock component actually fell 0.59%. This lagged the 11.56% return of the Russell 2000 Value Stock component, which surged on the strength of sharp gains in Real Estate Investment Trusts (REITs), energy, and financial service stocks.

    Within this context, the Fund's performance benefited from strong gains from its technology, medical services, lodging, and business/consumer services holdings. The strength in technology was sparked by strong earnings gains at semiconductor and software companies, including BMC Software, HCIA Inc., Analog Devices, and Microchip. The medical services sector, while generally out of favor with investors throughout 1996, benefited from strong gains from Owen Healthcare (acquired by Cardinal Health) and from Health Management Associates. The lodging sector is enjoying attractive supply/demand fundamentals and was a strong performer throughout the year, led by Renaissance Health Group (acquired by Doubletree) and Wyndham Hotels. Within the services sector, ADT Ltd. (a home security firm) surged after it received a buyout offer from Western Resources, and Fine Host (which provides contract food services and entertainment and sport venues) nearly doubled in price from its June initial public offering price.

    Over the same period, however, performance was clearly impeded by the relative underweighting of value-oriented sectors such as REITs, energy, and financial. Additionally, shares in Gymboree, a retailer of children's apparel, fell after the company posted an earnings disappointment. We believe that Gymboree retains one of the strongest franchises in retailing and we continue to hold the stock in anticipation of a return to healthy earnings growth in 1997.

    Looking forward, we continue to emphasize companies and industries that we believe are attractively valued relative to their ability to drive unit and earnings growth well above that of the broad economy. For these reasons, we retain an overweighted position in technology, medical services, and business/ consumer services. We regard technology companies as the key enablers of the productivity gains which underlie the lengthy and ongoing economic expansion. We anticipate that our medical services holdings should benefit from their ability to help corporations and governmental entities contain spiraling growth in medical costs, growth which may pose the single biggest long-term threat to price levels and U.S. competitiveness. Finally, our services holdings should benefit not only from their above-average earnings predictability, but also their ability to appropriate the latest advances in technology to lower their operating costs and improve their margins.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin       /s/ John W. Ballen           /s/ Brian E. Stack

    A. Keith Brodkin           John W. Ballen               Brian E. Stack
    Chairman and President     Portfolio Manager            Portfolio Manager

January 15, 1997

PORTFOLIO MANAGERS' PROFILES

John W. Ballen began his career at MFS as an industry specialist in 1984 and was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management. He has been the Portfolio Manager of MFS Institutional Emerging Equities Fund since 1993.

Brian E. Stack joined the MFS Research Department as Vice President Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987. Mr. Stack has served as Portfolio Manager of MFS Institutional Emerging Equities Fund since January 1996.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities of small and medium-size companies that are early in their life cycle but which may have the potential to become major enterprises.

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Emerging Equities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF DECEMBER 31, 1996
(net asset value change including reinvested distributions)

                                                                    Life of
                            6 Months     1 Year     3 Years            Fund*
-----------------------------------------------------------------------------
Cumulative Total Return      +2.75%    +19.52%     +96.16%         +148.61%
-----------------------------------------------------------------------------
Average Annual Total Return     --     +19.52%     +25.18%         + 29.29%
-----------------------------------------------------------------------------
*For the period from the commencement of investment operations from June 16, 1993 to December 31, 1996.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - December 31, 1996
Stocks - 96.2%
-------------------------------------------------------------------------------
Issuer                                                   Shares         Value
-------------------------------------------------------------------------------
U.S. Stocks - 93.9%
  Agricultural Products - 0.5%
    AGCO Corp.                                           49,000  $  1,402,625
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.5%
    Nine West Group, Inc.*                               30,700  $  1,423,713
-----------------------------------------------------------------------------
  Building - 0.3%
    Newport News Shipbuilding Inc.                       69,400  $  1,041,000
-----------------------------------------------------------------------------
  Business Services - 15.2%
    AccuStaff, Inc.*                                     70,882  $  1,497,382
    ADT Ltd.*                                           199,600     4,565,850
    Affiliated Computer Services, Inc., "A"*            188,700     5,613,825
    American List Corp.                                  27,300       829,238
    Bisys Group, Inc.                                    49,700     1,842,006
    Ceridian Corp.*                                      77,800     3,150,900
    Claremont Technology Group, Inc.                     41,300     1,084,125
    Computer Sciences Corp.*                             29,500     2,422,687
    CUC International, Inc.*                             36,850       875,187
    Dendrite International, Inc.                         10,838        89,414
    DST Systems, Inc.*                                   34,900     1,094,987
    Employee Solutions, Inc.*                           107,800     2,209,900
    Equity Corp. International*                          39,100       782,000
    Fine Host Corp.                                      60,200     1,158,850
    Fiserv, Inc.                                         95,700     3,516,975
    Franklin Quest Co.                                   67,865     1,425,165
    Interim Services, Inc.                              106,500     3,780,750
    Mecon, Inc.                                          81,500       539,938
    Meta Group, Inc.                                     21,200       572,400
    Moneygram Payment Systems Inc.                      129,300     1,713,225
    National Processing, Inc.                            22,900       366,400
    PMT Services, Inc.                                   41,200       721,000
    Rural/Metro Corp.                                    19,200       691,200
    SPS Transaction Services, Inc.                      105,400     1,607,350
    Superior Consultant, Inc.                            20,900       517,275
    Technology Solutions Co.*                            83,000     3,444,500
    Walsh International, Inc.                            60,900       532,875
                                                                 ------------
                                                                 $ 46,645,404
-----------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Cellular Communications of Puerto Rico*              38,500  $    760,375
-----------------------------------------------------------------------------
  Chemicals - 0.4%
    Hanna (M.A.) Co.                                     53,850  $  1,177,969
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Electronic Arts, Inc.*                               66,400  $  1,987,850
    Epic Design Technology, Inc.                         28,300       707,500
    HCIA, Inc.                                          107,400     3,705,300
    Symantec Corp.*                                      95,600     1,386,200
                                                                 ------------
                                                                 $  7,786,850
-----------------------------------------------------------------------------
  Computer Software - Systems - 14.0%
    Adobe Systems, Inc.                                  99,400  $  3,715,075
    American Business Information, Inc.                  87,400     1,944,650
    Bdm International, Inc.                              15,300       830,025
    BMC Software, Inc.*                                 138,900     5,746,987
    Cadence Design Systems, Inc.*                       300,850    11,958,787
    Catalyst International Inc.                          81,700       377,863
    Compuware Corp.*                                     65,200     3,268,150
    Control Data Systems, Inc.                          166,700     3,667,400
    Information Resources Inc.                           27,700       387,800
    Metromail Corp.                                      34,700       633,275
    Scb Computer Technology, Inc.                        17,200       313,900
    Softquad International, Inc.*                        36,200       117,650
    Sterling Software, Inc.                              80,100     2,533,162
    Sybase, Inc.*                                       124,600     2,079,262
    Synopsys, Inc.*                                      61,800     2,858,250
    System Software Associates, Inc.                    152,100     1,616,063
    USCS International, Inc.*                            23,500       396,563
    Xionics Document Technologies*                       49,000       612,500
                                                                 ------------
                                                                 $ 43,057,362
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Alternative Resources Corp.                          69,500  $  1,207,562
    Blyth Inds, Inc.                                     31,200     1,423,500
    Swisher International Group Inc.                      9,100       144,463
                                                                 ------------
                                                                 $  2,775,525
-----------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Barnett, Inc.                                        14,000  $    381,500
    Belden Inc.                                          39,000     1,443,000
                                                                 ------------
                                                                 $  1,824,500
-----------------------------------------------------------------------------
  Electronics - 5.6%
    Actel Corp.                                          61,100  $  1,451,125
    Altera Corp.*                                        14,500     1,053,969
    Analog Devices, Inc.*                               101,400     3,434,925
    Atmel Corp.*                                         14,600       483,625
    Burr Brown                                           59,100     1,536,600
    DuPont Photomasks, Inc.                              16,600       753,225
    Lattice Semiconductor Corp.                           6,900       317,400
    Linear Technology Corp.                              13,100       574,762
    LSI Logic Corp.*                                    124,500     3,330,375
    Microchip Technology, Inc.*                          20,800     1,058,200
    VLSI Technology, Inc.*                               43,900     1,048,112
    Xilinx, Inc.*                                        54,700     2,013,644
                                                                 ------------
                                                                 $ 17,055,962
-----------------------------------------------------------------------------
  Entertainment - 5.1%
    American Radio Systems Corp., "A"*                   57,100  $  1,555,975
    Chancellor Broadcast Corp., "A"*                      3,540        84,075
    Clear Channel Communications, Inc.*                  75,800     2,738,275
    EZ Communications, Inc., "A"                          3,800       139,175
    Harrah's Entertainment, Inc.*                       120,800     2,400,900
    Heftel Broadcasting Corp.                            24,600       774,900
    Jacor Communications, Inc., "A"*                     69,400     1,899,825
    LIN Television Corp.*                                62,600     2,644,850
    Midway Games Inc.                                    31,800       643,950
    Mirage Resorts, Inc.*                                71,400     1,544,025
    Renaissance Communications Corp.                     26,100       933,075
    Rio Hotel & Casino Inc.                              16,100       235,462
    Sinclair Broadcast Group, Inc.                        6,200       161,200
                                                                 ------------
                                                                 $ 15,755,687
-----------------------------------------------------------------------------
  Financial Institutions - 5.8%
    Advanta Corp., "B"                                   31,500  $  1,287,562
    Ba Merchants Services Inc.                           34,700       620,263
    Franklin ReSources, Inc.                            143,900     9,839,162
    Phh Corporation                                      31,400     1,350,200
    Student Loan Corp.                                   75,800     2,823,550
    United Companies Financial Corp.                     73,800     1,964,925
                                                                 ------------
                                                                 $ 17,885,662
-----------------------------------------------------------------------------
  Insurance - 2.9%
    Compdent Corp.                                       61,700  $  2,174,925
    Equitable of Iowa Cos.                              118,400     5,431,600
    PennCorp Financial Group, Inc.                       35,500     1,278,000
                                                                 ------------
                                                                 $  8,884,525
-----------------------------------------------------------------------------
  Machinery - 0.3%
    Greenfield Industries Inc.                           21,800  $    667,625
    Special Devices Inc.                                  6,500       115,375
                                                                 ------------
                                                                 $    783,000
-----------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Mentor Corp.                                          8,900  $    262,550
    Physician Sales and Service, Inc.                    18,400       264,500
    Uromed Corp.                                         42,700       416,325
                                                                 ------------
                                                                 $    943,375
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 14.4%
    AmeriSource Health Corp.                             39,700  $  1,915,525
    Coventry Corp.*                                      55,000       509,609
    CRA Managed Care, Inc.                                9,335       420,075
    Foundation Health Corp.                              80,900     2,568,575
    Genesis Health Ventures, Inc.*                       47,150     1,467,544
    Health Management Associates, Inc., "A"*            179,600     4,041,000
    HEALTHSOUTH Corp.*                                  188,300     7,273,087
    Integrated Living Communities, Inc.                  67,600       388,700
    Lincare Holdings, Inc.*                              50,300     2,062,300
    Orthodontic Centers America, Inc.                     8,800       140,800
    Owen Healthcare, Inc.                               189,700     5,027,050
    Pacificare Health Systems, Inc., "A"*                41,700     3,388,125
    Pacificare Health Systems, Inc., "B"*                31,800     2,710,950
    Pediatric Services America, Inc.                     77,000     1,491,875
    Regency Health Services, Inc.                        59,600       573,650
    Riscorp, Inc., "A"                                   74,665       270,661
    Safeguard Health Enterprises, Inc.*                  34,600       605,500
    St. Jude Medical, Inc.*                              91,600     3,904,450
    Ultratech Stepper, Inc.                              42,900     1,018,875
    Vivra, Inc.*                                        162,100     4,478,013
                                                                 ------------
                                                                 $ 44,256,364
-----------------------------------------------------------------------------
  Metals and Minerals
    Titanium Metals Corp.*                                3,300  $    108,488
-----------------------------------------------------------------------------
  Oil Services - 0.5%
    Barrett Resouces Corp.*                              28,200  $  1,202,025
    National Oilwell Inc.                                11,100       341,325
                                                                 ------------
                                                                 $  1,543,350
-----------------------------------------------------------------------------
  Pollution Control - 1.3%
    USA Waste Services, Inc.*                           120,140  $  3,829,463
-----------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Harte-Hanks Communications, Inc.                     43,700  $  1,212,675
    Pulitzer Publishing Co.                              72,900     3,380,738
                                                                 ------------
                                                                 $  4,593,413
-----------------------------------------------------------------------------
  Railroads - 0.3%
    Wisconsin Central Transportation Corp.*              23,300  $    923,263
-----------------------------------------------------------------------------
  Restaurants and Lodging - 6.7%
    Apple South, Inc.                                    31,425  $    424,238
    Applebee's International, Inc.                       75,100     2,065,250
    Buffets, Inc.                                       150,747     1,375,566
    HFS, Inc.*                                           69,900     4,176,523
    Outback Steakhouse, Inc.*                            57,500     1,538,125
    Prime Hospitality Corp.                              99,900     1,610,888
    Promus Hotel Corp.*                                  93,450     2,768,456
    Renaissance Hotel Group N.V.*                        81,800     1,922,300
    ShoLodge, Inc.                                       60,266       813,591
    Sonic Corp.                                          57,500     1,466,250
    Taco Cabana, Inc.                                    48,600       358,425
    Wyndham Hotel Corp.                                  88,300     2,174,387
                                                                 ------------
                                                                 $ 20,693,999
-----------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Central Parking Corp.                                18,150  $    608,025
-----------------------------------------------------------------------------
  Stores - 7.1%
    Ann Taylor Stores Corp.*                             51,700  $    904,750
    BT Office Products International, Inc.               70,600       626,575
    Discount Auto Parts, Inc.                            26,300       614,763
    Dollar General Corp.                                 81,000     2,592,000
    Doubletree Corp.                                     17,100       769,500
    General Nutrition Cos., Inc.*                       200,100     3,376,687
    Global Directmail Corp.                              23,200     1,012,100
    Gymboree Corp.*                                     123,700     2,829,638
    Micro Warehouse, Inc.*                               49,100       576,925
    Office Depot, Inc.*                                 160,740     2,853,135
    Officemax, Inc.*                                    153,223     1,627,994
    Petco Animal Supplies Inc.                            2,700        56,025
    Rite Aid Corp.                                       81,290     3,221,116
    Talbots, Inc.                                        29,400       841,575
                                                                 ------------
                                                                 $ 21,902,783
-----------------------------------------------------------------------------
  Technology - 0.2%
    Spectrum Holobyte, Inc.*                             80,000  $    600,000
-----------------------------------------------------------------------------
  Telecommunications - 6.3%
    Cable Design Technologies Corp.*                     34,300  $  1,067,587
    Cabletron Systems, Inc.*                            218,300     7,258,475
    Glenayre Technologies, Inc.*                        177,600     3,829,500
    Heritage Media Corp.                                263,100     2,959,875
    Proxim Inc.                                          27,400       630,200
    Rogers Cantel Mobile Co., "B"*                      116,600     2,259,125
    Transaction Network Services, Inc.                  119,000     1,368,500
                                                                 ------------
                                                                 $ 19,373,262
-----------------------------------------------------------------------------
  Transportation - 0.2%
    Transaction System Architects, Inc.*                 20,600  $    684,950
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $288,320,894
-----------------------------------------------------------------------------
Foreign Stocks - 2.3%
  Canada - 1.4%
    Loewen Group, Inc. (Business Services)                9,600  $    375,600
    Loewen Group, Inc. (Business Services)##             37,300     1,456,287
    Cognos Inc. (Computer Software - Systems)            88,600     2,491,875
                                                                 ------------
                                                                 $  4,323,762
-----------------------------------------------------------------------------
  United Kingdom - 0.9%
    Danka Business Systems, ADR (Business Services)      74,100  $  2,621,287
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $  6,945,049
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $266,541,967)                     $295,265,943
-----------------------------------------------------------------------------

Short-Term Obligations - 4.0%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97                    $  450  $    449,934
  Federal Home Loan Bank, due 1/16/97                     5,370     5,357,918
  Federal Home Loan Mortgage Corp., due 1/17/97           4,500     4,489,240
  Federal Home Loan Mortgage Corp., due 1/30/97           1,000       995,658
  Federal National Mortgage Assn., due 1/13/97            1,000       998,230
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value        $ 12,290,980
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $278,832,947)                $307,556,923

Other Assets, Less Liabilities - (0.2)%                              (933,028)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $306,623,895
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $278,832,947)         $307,556,923
  Cash                                                               225,768
  Receivable for investments sold                                  2,379,377
  Receivable for Fund shares sold                                    209,441
  Dividends receivable                                                39,436
  Receivable from investment adviser                                 110,940
  Deferred organization expenses                                       1,621
  Other assets                                                         1,770
                                                                ------------
      Total assets                                              $310,525,276
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  3,646,947
  Payable for Fund shares reacquired                                 194,791
  Payable to affiliate for management fee                             16,967
  Accrued expenses and other liabilities                              42,676
                                                                ------------
      Total liabilities                                         $  3,901,381
                                                                ------------
Net assets                                                      $306,623,895
                                                                ============
Net assets consist of:
  Paid-in capital                                               $274,835,773
  Unrealized appreciation on investments                          28,723,976
  Accumulated undistributed net realized gain on investments       3,376,630
  Accumulated net investment loss                                   (312,484)
                                                                ------------
      Total                                                     $306,623,895
                                                                ============
Shares of beneficial interest outstanding                        16,484,985
                                                                 ==========

Net asset value, redemption price, and offering price per
  share (net assets of $306,623,895 / 16,484,985 shares
  of beneficial interest outstanding)                              $18.60
                                                                   ======
See notes to financial statements

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
Six Months Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                  $   579,778
    Dividends                                                     177,373
    Foreign taxes withheld                                         (1,256)
                                                              -----------
      Total investment income                                 $   755,895
                                                              -----------

  Expenses -
    Management fee                                            $ 1,068,377
    Trustees' compensation                                          1,300
    Shareholder servicing agent fee                                10,671
    Custodian fee                                                  65,693
    Auditing fees                                                  13,875
    Legal fees                                                      2,527
    Amortization of organization expenses                             781
    Miscellaneous                                                  23,620
                                                              -----------
      Total expenses                                          $ 1,186,844
    Fees paid indirectly                                           (7,525)
    Preliminary reduction of expenses by investment adviser      (110,940)
                                                              -----------
      Net expenses                                            $ 1,068,379
                                                              -----------
        Net investment loss                                   $  (312,484)
                                                              -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                              $15,851,342
  Change in unrealized appreciation on investments             (6,303,910)
                                                              -----------
      Net realized and unrealized gain on investments         $ 9,547,432
                                                              -----------
        Increase in net assets from operations                $ 9,234,948
                                                              ===========
See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------
                                          Six Months Ended
                                         December 31, 1996        Year Ended
                                               (Unaudited)      June 30, 1996
-----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                        $    (312,484)     $    (406,688)
  Net realized gain on investments              15,851,342         40,014,721
  Net unrealized gain (loss) on
    investments                                 (6,303,910)        19,192,449
                                             -------------      -------------
    Increase in net assets from
      operations                             $   9,234,948      $  58,800,482
                                             -------------      -------------

Distributions declared to shareholders
  from net realized gain on investments      $ (44,043,097)     $ (14,424,189)
                                             -------------      -------------

Fund share (principal) transactions -
  Net proceeds from sale of shares           $  56,644,865      $ 106,165,196
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                               42,400,725         14,196,197
  Cost of shares reacquired                    (16,975,513)       (12,395,002)
                                             -------------      -------------
    Increase in net assets from Fund
      share transactions                     $  82,070,077      $ 107,966,391
                                             -------------      -------------
      Total increase in net assets           $  47,261,928      $ 152,342,684
Net assets:
  At beginning of period                       259,361,967        107,019,283
                                             -------------      -------------

  At end of period (including accumulated
    net investment loss of $312,484 and
    $0 respectively).                        $ 306,623,895      $ 259,361,967
                                             =============      =============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                 Six Months Ended                           Year Ended June 30,
                                December 31, 1996        -----------------------------------------------------------------
                                      (Unaudited)           1996          1995               1994              1993*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period                     $21.17         $16.42         $11.75             $10.17             $10.00
                                          ------         ------         ------             ------             ------
Income from investment operations# -
  Net investment income (loss)(S)         $(0.02)        $(0.04)        $(0.03)            $(0.03)            $ 0.01
  Net realized and unrealized gain
    on investments                          0.55           6.55           5.04               1.82***            0.16
                                          ------         ------         ------             ------             ------
      Total from
        investment operations             $ 0.53         $ 6.51         $ 5.01             $ 1.79             $ 0.17
                                          ------         ------         ------             ------             ------
Less distributions
  declared to shareholders -
  From net investment income              $  --          $  --          $  --              $  --**            $  --
  From net realized gain
    on investments                         (3.10)         (1.76)         (0.34)             (0.21)               --
                                          ------         ------         ------             ------             ------
      Total distributions declared
        to shareholders                   $(3.10)        $(1.76)        $(0.34)            $(0.21)            $  --
                                          ------         ------         ------             ------             ------
Net asset value - end of period           $18.60         $21.17         $16.42             $11.75             $10.17
                                          ======         ======         ======             ======             ======
Total return                               2.75%++       41.37%         43.21%             17.50%              1.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                 0.75%+         0.75%          0.75%              0.78%              0.90%+
  Net investment income (loss)            (0.22)%+       (0.22)%        (0.19)%            (0.27)%              2.24%+
Portfolio turnover                           39%            97%            86%                94%                 0%
Average commission rate###               $0.0573         $ --           $  --              $  --              $  --
Net assets at end of
period (000 omitted)                    $306,624       $259,362       $107,019            $27,559             $3,052

  * For the period from the commencement of investment operations, June 16, 1993, to June 30, 1993.
 ** The per share distribution from net investment income was $0.00175.
*** The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after July 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser has voluntarily agreed to maintain the expenses of the Fund at not more than 0.75% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and ratios would have been:
    Net investment income (loss)          $(0.03)        $(0.06)        $(0.07)            $(0.11)            $  --
    Ratios (to average net assets):
      Expenses##                           0.83%+         0.87%          0.98%              1.54%              2.50%+
      Net investment income (loss)       (0.30)%+       (0.34)%        (0.42)%            (1.02)%              0.64%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The investment adviser has voluntarily agreed to waive its management fee and/or pay expenses of the Fund in order to maintain total expenses at no more than 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $150,290,893 and $102,471,874 respectively:

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $278,832,947
                                                                 ============
Gross unrealized appreciation                                    $ 48,012,431
Gross unrealized depreciation                                     (19,288,455)
                                                                 ------------
    Net unrealized appreciation                                  $ 28,723,976
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows.

                                        Six Months Ended                   Year Ended
                                        December 31, 1996                  June 30, 1996
                                        --------------------------------   ---------------------------------
                                               Shares            Amount           Shares             Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                 2,752,573      $ 56,644,865        5,588,149       $106,165,196
Shares issued to shareholders in
  reinvestment of  distributions            2,309,408        42,400,725          784,320         14,196,197
Shares reacquired                            (831,194)      (16,975,513)        (635,040)       (12,395,002)
                                            ---------      ------------        ---------       ------------
    Net increase (decrease)                 4,230,787      $ 82,070,077        5,737,429       $107,966,391
                                            =========      ============        =========       ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1996 was $1,672.

                     ------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                   MEE-2/97/300